Exhibit 99.1

STOCK PURCHASE AGREEMENT

THIS STOCK PURCHASE AGREEMENT (this “Agreement”) dated as of December 30, 2013 (the “Effective Date”), is made by and between Imagen Radiomagnetica, S De R. L., a foreign corporation (the “Purchaser”), and Comprehensive Care Corporation, a Delaware corporation (the “Seller”).

RECITALS

WHEREAS, the Seller is the owner and holder of all of the issued and outstanding shares of stock (the “Stock”) of Comprehensive Behavioral Care, Inc., a Nevada corporation (the “Company”); and

WHEREAS, the Seller desires to sell to the Purchaser, and the Purchaser desires to purchase from the Seller, upon the terms and conditions hereinafter set forth, all of the shares of Stock owned by the Seller.

NOW, THEREFORE, in consideration of the foregoing recitals, and the mutual premises, representations, warranties, and covenants contained herein, and intending to be legally bound hereto, the parties agree as follows:

1. Purchase and Sale of the Stock. Subject to the terms and conditions of this Agreement, at the Closing (as defined below), the Seller shall sell, assign and transfer to the Purchaser, and the Purchaser shall purchase and acquire from the Seller, Eight Hundred Sixty Five (865) shares of Stock for an aggregate purchase price of One Hundred and 00/100 U.S. Dollars ($100.00) (the “Purchase Price”).The Purchase Price for the Stock shall be paid to the Seller at the Closing in a cash payment by certified check or by wire transfer of good and immediately available funds. At the Closing, upon payment of the Purchase Price, the Seller shall transfer and deliver to the Purchaser a certificate or certificates representing the Stock, duly endorsed or accompanied by stock powers or share transfer forms duly endorsed in blank by the Seller, and otherwise in a form acceptable for the transfer on the books of the Company.

2. Closing. The closing of the sale and purchase of the Stock (the “Closing”) shall take place on December 31, 2013 (the “Closing Date”) at such place and time as may be mutually agreeable to by the parties.

3. Representations, Warranties, and Covenants of the Seller. The Seller hereby represents and warrants to the Purchaser as follows:

(a) Organization. The Company is a corporation duly organized and validly existing under the laws of the State of Nevada.

(b) Authority; No Required Consents. The Seller has all the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and to perform its obligations hereunder. The execution, delivery and performance by the Seller of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action in respect thereof on the part of the Seller and the Company. This Agreement has been duly executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller enforceable against it in accordance with its terms. Neither the execution or delivery of this Agreement by the Seller, nor the consummation of the transactions contemplated hereby, will require any consent, order, approval, notice to or filing by the Seller with any court, governmental, regulatory or administrative agency nor is the consent or approval of any other third party required to consummate the transactions contemplated hereby.

(c) Ownership of Stock. As of the date of this Agreement and as of the Closing, the Seller is the sole beneficial owner and holder of, and has full voting power with respect to, all of the Stock to be sold by the Seller to the Purchaser pursuant to this Agreement and none of such shares of the Stock are subject to any liens, encumbrances, charges, pledges, claims, security interests, options or other defects in title (“Liens”). The Stock constitutes all of the shares of capital stock of the Company that are issued and outstanding.

(d) Conveyance of Ownership. Upon payment of the Purchase Price to the Seller for and delivery to the Purchaser of a certificate or certificates representing the Stock, the Purchaser will receive full actual and beneficial ownership of all shares of the Stock, free and clear of all Liens.

(e) No Other Agreements. The Seller has not entered into any agreement, contract, plan, arrangement, commitment, or understanding with any person with respect to (i) any sale, transfer, assignment, pledge, or other disposition, in whole or in part, of any of the shares of Stock, (ii) the sale of any assets of the Company or (iii) any acquisition of the Stock, or any options, warrants, rights to subscribe to or acquire, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exchangeable for, any of the shares of Stock.

4. Representations, Warranties, and Covenants of Purchaser. The Purchaser hereby represents and warrants to the Seller as follows:

(a) Organization. The Company is a corporation duly organized and validly existing under the laws of Nevada.

(b) Authority. The Purchaser has all the requisite power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby, and to perform its obligations hereunder. The execution, delivery and performance by the Purchaser of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary action in respect thereof on the part of the Purchaser and the Company. This Agreement has been duly executed and delivered by the Purchaser and constitutes a legal, valid and binding obligation of the Purchaser enforceable against it in accordance with its terms.

(c) No Required Consents. Neither the execution or delivery of this Agreement by the Purchaser, nor the consummation of the transactions contemplated hereby, will require any consent, order, approval, notice to or filing by the Purchaser withany court, governmental, regulatory or administrative agency nor is the consent or approval of any other third party required to consummate the transactions contemplated hereby.

(d) Disclosure of Information. The Purchaser has had an opportunity to review information regarding the Company, its business, operations and financial condition and considered all factors the Purchaser deems material in deciding on the advisability of purchasing the Company. The Purchaser was able to ask questions of and received answers from the Company or a person acting on the Company’s behalf concerning the terms and conditions of this transaction, as well as to ask for, and obtain, full financial disclosure. All questions raised by the Purchaser concerning the transaction contemplated by this Agreement have been answered to the satisfaction of the Purchaser. The Purchaser and its principal can fend for themselves, bear the economic risk of this investment and have such knowledge and experience in financial or business matters that they are capable of evaluating the merits and risks of the investment and can bear a complete loss of its investment. No representations or warranties have been made to the Purchaser by the Company, or any agent, employee or affiliate of the Company, in entering into this Agreement except as set forth herein. No representations have been made to the Purchaser as to the value of the Company and the Purchaser, in analyzing the value of the Company, believes that the consideration being paid by the Purchaser and received by the Purchaser from the Seller represents fair and adequate consideration for this transaction.

5. Indemnification. From and after the Closing, each party shall indemnify, defend and hold harmless the other (the party seeking indemnification being referred to as the “Indemnified Party”) from, against and in respect of any and all claims, losses, liabilities and damages, including, without limitation, amounts paid in settlement, reasonable costs of investigation and reasonable fees and disbursements of counsel (whether at the pre-trial, trial or appellate levels) which the Indemnified Party shall suffer, sustain or become subject to by virtue of or which arises our of, or results from the breach of any representation, warranty, covenant or agreement, set forth in this Agreement or contained in any instrument or certificate delivered pursuant hereto. To the extent incurred prior to a settlement or conclusion of any litigation arising hereunder, such reasonable costs and fees shall be paid by the Indemnifying Party as incurred by the Indemnified Party.

6. Funds Payable to Company. Any funds payable to the Company received by the Seller on or subsequent to the Closing Date shall be the property of the Purchaser and Seller covenants that it will remit to the Purchaser any funds or checks made payable to or on account of the Company upon receipt.

7. Pending Litigation.

(a) Acknowledgement by Purchaser of the Litigation. The Purchaser hereby acknowledges the currently pending litigation against the Company as more specifically set forth on Exhibit “A” attached hereto (the “Litigation”). In addition and as specified on Exhibit “A” to this Agreement, the Purchaser acknowledges that certain of the Litigation includes the Seller as a named defendant (the “CompCare / CBC Litigation”).

(b) Control of the Litigation Post-Closing. Subsequent to the Closing, the Purchaser shall control the defense of the Company in all Litigation and the Seller shall authorize existing counsel of record for itself and the Company in the CompCare / CBC Litigation to continue its representation of the Company. In addition, the Seller shall retain replacement counsel for itself in connection with the CompCare / CBC Litigation should it desire to continue any defense in connection with same and shall consent to the withdrawal of the Seller’s existing counsel in connection with the CompCare / CBC Litigation. The parties hereto agree to execute any documentation reasonable and necessary to effectuate the transfer of representative counsel in connection with the Litigation.

(c) Confidentiality / Attorney Client Privilege. The parties hereto agree to jointly maintain any confidential and/or privileged information and to maintain such confidentiality and/or privilege as to any third parties.

8. Miscellaneous.

(a) Client Agreements. Annexed hereto as Exhibit “B” is a list of the Company’s current clients. At, or subsequent to, the Closing, Seller shall, at Seller’s expense, deliver to Purchaser all contracts and related documents with respect to each of the Company’s current clients to such location(s) as may be designated by Purchaser.

(b) Provider Panel. At, or subsequent to, the Closing, Seller shall deliver to Purchaser, in CD-Rom form, a listing of the Company’s network providers. At Purchaser’s request, all files relative to the Company’s contracted relationship with its providers will be delivered to Purchaser by Seller.

(c) Documents. At, or subsequent to, the Closing, all other books, records, documentation, etc., relative to the business operation of the Company shall, at Seller’s expense, be delivered to Purchaser to such location(s) as may be designated by the Purchaser.

9. Restrictive Covenants of Seller and Purchaser. Seller, for itself and its subsidiary(ies), covenants and agrees that, for a period of one (1) year following the Closing, Seller shall not, directly or indirectly, (i) divert, or attempt to divert, from the Company any of the business accounts being serviced by the Company at the time of the Closing; or (ii) attempt to disrupt the business relationship between the Company and any accounts being serviced by the Company at the time of the Closing; or (iii) employ or solicit for employment any person employed directly by the Company at the time of the Closing. Similarly, Purchaser, for itself and its subsidiary(ies), covenants and agrees that, for a period of one (1) year following the Closing, Purchaser shall not, directly or indirectly, (i) divert, or attempt to divert, from Seller any business under direct contract with Seller at the time of the Closing; or (ii) attempt to disrupt the business relationship between the Seller and any business account having a direct contractual relationship with the Seller at the time of the Closing; or (iii) employ or solicit for employment any person employed directly by the Seller at the time of the Closing.

10. General Provisions.

(a) Expenses. Each party shall bear its own expenses relating to the performance of this Agreement and the transactions contemplated hereby.

(b) Resignations. Upon the execution of this Agreement, all of the current officers and directors of the Company shall elect Cesar Vallarta, the sole shareholder of the Purchaser, to serve as the sole officer and director of the Company and shall resign all of their positions with the Company effective immediately.

(c) Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto and thereto and supersedes all prior agreements or understandings, whether written or oral, among or between them with respect to the subject matter hereof. Nothing in this Agreement, whether express or implied, is intended to confer upon any person, other than the parties and their respective successors, any rights, remedies, obligations, or liabilities under, or by reason of, this Agreement.

(d) Further Assurances. Upon the request of the Purchaser, the Seller shall execute and deliver any additional documents and take such further action as may be deemed by the Purchaser to be necessary or desirable to carry out the provisions of this Agreement.

(e) Survival of Representations, Warranties, and Covenants. The representations, warranties, covenants and agreements of the Seller and the Purchaser made in this Agreement shall survive this Agreement.

(f) Construction of Terms; Headings. All provisions and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular, or plural as the identity of such person or persons shall require. The headings contained herein are for the convenience of the parties and are not to be considered in construing this Agreement.

(g) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the law of the substantive laws of the State of Florida, without giving effect to the principles of the conflict of laws or the rules thereof that might require the application of the laws of another jurisdiction. Any dispute regarding interpretation or enforcement of this Agreement shall be brought solely in the state courts of Florida located in Hillsborough County.

(h) Counterparts. This Agreement may be executed in one or more counterparts, all of which taken together shall constitute a single instrument. Execution and delivery may be by facsimile or electronic transmission.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, each of the parties has caused this Agreement to be executed on its behalf, all as of this date first written above.

SELLER

Comprehensive Care Corporation, a Delaware corporation

By: /s/ Clark A. Marcus
Print Name: Clark A. Marcus
As Its: Chief Executive Officer

PURCHASER

Imagen de Resonancia Magnetica S de R.L.

By: /s/ Cesar Vallarta
Print Name: Cesar Vallarta
As Its: Director/Chief Executive Officer

Exhibit “A”

PENDING LITIGATION

TO BE DELIVERED AT CLOSING UNDER SEPARATE COVER.

Exhibit “B”

COMPREHENSIVE BEHAVIORAL CARE

CLIENTS AS OF DECEMBER 30, 2013

TO BE DELIVERED AT CLOSING UNDER SEPARATE COVER.